UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 27, 2012
Post Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code (314) 644-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On January 27, 2012, Post Holdings, Inc. issued a press release announcing the pricing of its previously announced offering of senior notes due 2022 in a private placement to certain qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2012	Post Holdings, Inc.
(Registrant)

By:	/s/ Jeff A. Zadoks
	Name:	Jeff A. Zadoks
	Title:	Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 27, 2012